Exhibit 99.3

UNIFORM TERMS AND CONDITIONS APPLICABLE TO
RESTRICTED STOCK GRANTS UNDER
THE MTS SYSTEMS CORPORATION 2006 STOCK INCENTIVE PLAN

Pursuant to the authority set forth in Section 5 of the MTS Systems Corporation 2006 Stock Incentive Plan (the “Plan”) the Board of Directors adopts the following terms and conditions, in accordance with the terms of the Plan, to apply to any and all awards of Restricted Stock granted under the Plan to employees and directors (the “Recipient”):

1.

The terms and conditions set forth below govern the issuance to the respective Recipient of the number of shares of the Company’s Common Stock, $.25 par value per share (the “Shares”) set forth in a separate Notice of Grant of Restricted Stock (the “Notice”). This document and the Notice constitute the Restricted Stock Agreement. Until lapse of the restriction period described herein and in the Notice (the “Restriction Period”), Recipient shall not sell, transfer, pledge or otherwise encumber any of the Shares, whether voluntarily, involuntarily or by operation of law. Any purported transfer, pledge or encumbrance shall be void and unenforceable against the Company, and no purported transferee shall acquire any right or interest with respect to the Shares as a result.

2.

The restrictions described in Section 1 above and in this Agreement shall commence on the date hereof and shall lapse and be of no further force and effect on the dates set forth in the Notice, or upon earlier lapse as set forth herein and as otherwise determined by the Committee; provided that the Recipient is employed by MTS or its subsidiaries (if an employee) or is serving as a director of MTS (if a non-employee director) on the date on which the restrictions lapse. Except as provided in the Notice, all Shares for which the Restriction Period has not lapsed shall be forfeited to the Company, without payment therefor, if during the Restriction Period the Recipient ceases to be employed (if an employee) or ceases to be a director (if a non-employee director) for any reason.

3.

Notwithstanding Section 2, all restrictions on Shares for which the Restriction Period has not earlier lapsed in accordance with Section 2 and the Notice shall immediately lapse upon the occurrence of a Change in Control (as defined in the Plan) provided that the terms of the agreements effectuating the Change in Control do not provide for the assumption or substitution of the Shares.

4.

The certificate or certificates representing the Shares, together with stock powers or other instruments of transfer appropriately endorsed in blank by the Recipient, will be held on deposit with the Company until the Restriction Period shall have lapsed with respect to such Shares pursuant to Section 2 above. If the Shares are maintained in uncertificated form, the Company shall denote such Shares as being subject to restrictions as set forth above as part of the book entry of the Shares on the Company’s stock records. After the Restriction Period lapses, the Company shall promptly cause the certificate or certificates for the Shares and the stock powers relating thereto, to be delivered to the Recipient, or shall mark its records that the Recipient is the owner of Shares.

5.	While any Shares are subject to the restrictions during the Restriction Period, the certificate representing such Shares shall contain a legend substantially in the following form:

“The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the MTS Systems Corporation 2006 Stock Incentive Plan (“Plan”) and an Agreement (consisting of the Notice and Uniform Terms and Conditions Applicable to Restricted Stock Grants) governing the grant of Restricted Stock. Copies of such Plan and Agreement are on file in the offices of MTS Systems Corporation, 14000 Technology Drive, Eden Prairie, MN 55344.”

6.

During the Restriction Period, the Recipient shall have all the rights of a stockholder of the Company with respect to the Shares, including the right to vote the Shares and to receive all cash dividends or other distributions (other than in the form of Shares of the Company) paid or made with respect to the Shares.

7.

The Company may make an equitable adjustment in the number of Shares for which the Restriction Period has not lapsed in the event of any change in the capital structure of the Company, including but not limited to such changes as stock dividends or stock splits. Any additional Shares issued to the Recipient as a result of any of the foregoing events shall continue to be subject to the terms set forth herein to the same extent as the Shares giving rise to the right to receive such additional Shares.

8.

A Recipient who is an employee may elect by written notice to the Company to satisfy part or all of any withholding tax requirements associated with the grant by authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the Recipient; or (b) delivering to the Company from Stock already owned by the Recipient that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Recipient under this Section, and in the event shares of Stock are withheld or delivered, the amount withheld shall not exceed the statutory minimum required federal, state FICA and other payroll taxes.

9.

Any “affiliate” (as defined in Rule 144 under the Securities Exchange Act) shall resell any Shares acquired under the Plan only in accordance with the applicable requirements of the Company’s Insider Trading Policy, as amended from time to time, Rule 144 and any other applicable requirements of the Securities Exchange Act.

10.

If any Recipient, who is an employee, is on a Company approved leave of absence for more than 90 days, other than a leave that qualifies as a military leave, and does not return to employment with the Company within 30 days of the end of the approved leave, the Recipient will incur a termination of employment for purposes of the Plan as of the last day of the approved leave. The Human Resources department of the Company is hereby delegated the authority to approve all such leaves of absence and to enter into such agreements for purposes of the Plan.

11.

Nothing in this Agreement shall be construed as constituting a commitment, guaranty, agreement or understanding of any kind or nature that the Company or its subsidiaries to retain the services of the Recipient, and this Agreement shall not affect in any way the right of the Company, its subsidiaries or the Recipient to terminate the relationship as employee or director, as the case may be, at any time or for any reason in accordance with the procedures governing such termination, without any liability or claim under the Plan or this Agreement. The grant of Restricted Stock hereunder shall not be considered to be part of the Recipient’s wages or salary as an employee for purposes of any severance or similar pay or be part of any claim for damages arising out of any action for wrongful termination or otherwise.

12.

With respect to Shares held by a Recipient who is an employee, the Company may, in its sole discretion, repurchase for cash or other immediately available funds all or any portion of any Shares issued under the Plan, provided, however, that this right to repurchase shall not be exercised with respect to any Shares until such Shares have been held by the Recipient for a period of six months and one day after the date of exercise. The repurchase price shall be the then Fair Market Value of the shares if the Recipient’s termination of employment with the Company or any of its subsidiaries was other than for Cause (as defined in the Plan); if the Recipient’s termination of employment with the Company or any of its subsidiaries was for Cause, or if the Recipient directly or indirectly competes with or is employed by a competitor of the Company within six months after the Recipient’s termination of employment, the repurchase price shall be the lesser of the then Fair Market Value or the Fair Market Value of the Shares on the date of grant. The Committee hereby delegates to the Chief Executive Officer the authority and discretion to exercise this right of repurchase with respect to Shares held by persons other than the executive officers of the Company.

Except to the extent specifically provided in this Agreement, this grant shall be subject to and governed by the terms and conditions of the Plan, which shall be incorporated as though fully set forth herein. The foregoing terms and conditions shall remain in effect until further modified by action of the Board of Directors or the Human Resources Committee thereof, either in the form of a modification of these terms and conditions or by a written term or condition set forth in any individual grant approved by the Board or the Committee subsequent to the date of adoption of these terms and conditions, provided that no change shall adversely affect any accrued right of the Recipient without the Recipient’s written consent.